                                                                    Exhibit 10.3
                                 LOAN AGREEMENT

                                 by and between

                                JEFFREY B. NEWMAN

                                       and

                              EURONET SERVICES INC.

















                           Made and Entered Into as of

                                  June 23, 1999







                                 LOAN AGREEMENT
                                 --------------

         This LOAN AGREEMENT ("Loan Agreement") is made and entered into as of the 23rd day of June, 1999, by and between Jeffrey B. Newman ("Borrower") and EURONET SERVICES INC. ("Lender"), a corporation organized and existing under the laws of the State of Delaware, having an office at Horvat u. 14-24, 1027 Budapest, Hungary.

                              W I T N E S S E T H :
                              --------------------

         WHEREAS, the Board of Directors of the Lender ("Board") has authorized the Lender to lend funds to the Borrower in the amount of $47,500;

         WHEREAS, the funds lent under this Loan Agreement shall be disbursed to ABN AMRO Bank ("Broker") on behalf of Borrower and Broker shall use such funds to purchase shares of Common Stock of Euronet Services Inc. ("Common Stock") on the public market;

         WHEREAS, until the shares are free of the pledge provided herein, the shares of Common Stock shall be held, at the option of the Lender, either (i) in certificated form at the offices of the Lender, or (ii) in a brokerage account established with the Broker to hold such shares for the benefit of Borrower (the "Brokerage Account");

         WHEREAS, the Lender is willing to make a loan to the Borrower for such purpose.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         The following definitions shall apply for purposes of this Loan Agreement, except to the extent that a different meaning is plainly indicated by the context:

         Section 1.1 Business Day means any day other than a Saturday, Sunday or other day on which banks are authorized or required to close under federal law or the laws of the State of Delaware.

         Section 1.2 Change of Control means (i) a merger or consolidation in which the Lender is not the surviving corporation, (ii) the acquisition of twenty-five percent or more of the voting securities of the Lender by a person, group or entity (for these purposes the term "person" shall have the same meaning as in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but shall not include a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Lender; a corporation owned, directly or indirectly, by the stockholders of the Lender in substantially the same proportions as their ownership of stock of the Lender; or any group constituting a person in which employees of the Lender are substantial members), (iii) the sale of all or substantially all of the assets of the Lender, or (iv) a Board election in which individuals who were members of the Board immediately prior to a meeting of the stockholders of the Lender involving a contest for election of directors of the Lender do not constitute a majority of the Board immediately following such election, unless the election of new directors was recommended to the stockholders by management of the Lender.

         Section 1.3 Default means an event or condition which with notice or the lapse of time would constitute an Event of Default.

         Section 1.4 Event of Default means an event or condition described in Article 4.

         Section 1.5 Fair Market Value per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the principal national securities exchange, if any, on which the shares of Common Stock shall then be listed for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the last sales price per share of Common Stock entered on a national inter-dealer quotation system for the last preceding date on which there was a sale of such Common Stock on such national inter-dealer quotation system, or (iii) if no closing or last sales price per share of Common Stock is entered on a national inter-dealer quotation system, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market for the last preceding date on which there was a quotation for such Common Stock in such market, or (iv) if no price can be determined under the preceding alternatives, then the price per share as most recently determined by the Board, which shall make such determinations of value at least once annually.

         Section 1.6 Hire Date means the date the Borrower became or becomes employed by the Lender or an affiliate of the Lender. For purposes of this Loan Agreement, the Hire Date is December 17, 1996.

         Section 1.7    Loan means the loan described in Section 2.1.

         Section 1.8 Loan Documents means, collectively, this Loan Agreement, the Promissory Note and the Pledge Agreement and all other documents now or hereafter executed and delivered in connection with such documents, including all amendments, modifications and supplements of or to all such documents.

         Section 1.9    Pledge Agreement means the agreement described in
 Section 2.8.

         Section 1.10 Principal Amount means the principal amount of the Promissory Note, determined as set forth in Section 2.1(b).

         Section 1.11 Maturity Date means the date the Loan shall mature and be payable, which date shall be the earlier of July 30, 2004, Termination of Employment, or acceleration due to a Change of Control as specified in Section
2.10 or an Event of Default as specified in Section 4.1.

         Section 1.12   Promissory Note means the promissory note described in
Section 2.2.

         Section 1.13 Termination of Employment means termination of employment with the Lender or any affiliate of the Lender, whether voluntary or involuntary, except as otherwise determined by the Board.

         Section 1.14 Vested Shares means the number of shares of Common Stock equal to the Vested Percentage (as determined in accordance with the Schedule in Section 2.6) multiplied by the total number of shares of Common Stock purchased with the proceeds of the Loan disbursed to date.

                                   ARTICLE II
                      THE LOAN; PRINCIPAL AMOUNT; SECURITY

         Section 2.1    The Loan; Principal Amount.

         (a) The Lender hereby agrees to lend to the Borrower up to $47,500. The disbursement shall be made in accordance with a program of disbursement established by the Lender with all payments to occur within one year from the date of the Loan, provided that the Borrower is in compliance with all of the terms, conditions and provisions contained in the Loan Documents and no Event of Default has occurred or with the passage of time or notice will occur at the time of each disbursement.

         (b) For all purposes of this Loan Agreement, the Principal Amount on any date shall be equal to the excess, if any, of:

                  (i)   the aggregate amount disbursed by the Lender pursuant to
Section 2.1(a) on or before such date; over

                  (ii) the aggregate amount of any repayments of such amounts made before such date.

The Lender shall record on the Promissory Note the Principal Amount, any changes in the Principal Amount and the effective date of any changes in the Principal Amount.

         Section 2.2    Promissory Note.

         The Loan shall be evidenced by a Promissory Note of the Borrower in substantially the form of Exhibit A attached hereto, dated the date hereof, payable to the order of the Lender in the original Principal Amount and otherwise duly completed.

         Section 2.3    Payment of Loan.

         The Principal Amount of the Loan shall be repaid in one installment payable on the Maturity Date.

         Section 2.4    Prepayment.

         The Borrower reserves the right to prepay the Loan, provided that the total amount of prepayments may at no time exceed the Vested Percentage of the Loan. Prepayment shall be made in accordance with the methods of payment specified in Section 2.5. If the Borrower prepays by delivery of shares of Common Stock to the Lender, then (i) the total number of shares of Common Stock used for a prepayment may not exceed the number of Vested Shares then available for prepayment, (ii) the amount of the Loan prepaid by such delivery of Common Stock shall not exceed the Vested Percentage of the Loan, and (iii) any excess of Fair Market Value of such Common Stock over the Vested Percentage of the Loan as of the time of the prepayment shall be released or paid over to the Borrower. Borrower shall additionally be required to pay any applicable withholding. Any such prepayment shall be permanent and irrevocable and made without premium or penalty.

         The Lender shall record on the Promissory Note the amount of any prepayments and the date on which such prepayments are received.

         Section 2.5    Method of Payments.

         All payments of principal, other charges (including indemnities) and other amounts payable by the Borrower hereunder shall be made (i) in lawful money of the United States, or in lawful money in the currency of the country in which Borrower resides which is equivalent to the amount of the payment if it was in United States currency in immediately available funds, to the Lender at the address specified in or pursuant to this Loan Agreement for notices to the Lender, not later than 3:00 P.M., Eastern Standard time, on the date on which such payment shall become due, or (ii) by the delivery to the Lender of shares of Common Stock, provided that only the shares of Common Stock purchased with the Loan and then held as Collateral may be used for a payment. If the Borrower pays by delivery of shares of Common Stock to the Lender, then (i) the total number of shares of Common Stock used for a payment may not exceed the number of Vested Shares then available for such payment, (ii) any excess of Fair Market Value of such Common Stock over the amount of the Vested Percentage of the Loan, if the payment is a prepayment, or over the amount of the Loan outstanding, if the payment is being made at Maturity, shall be released or paid over to the Borrower. If any payment of principal becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day.

         Section 2.6    Vesting

         Shares of Common Stock purchased with the proceeds of the Loan shall vest in accordance with the following schedule:

------------------------------------- ---------------------------
   Anniversary of Hire Date                  Vested
                                           Percentage
------------------------------------- ---------------------------
1st Anniversary                                20%
------------------------------------- ---------------------------
2nd Anniversary                                40%
------------------------------------- ---------------------------
3rd Anniversary                                60%
------------------------------------- ---------------------------
4th Anniversary                                80%
------------------------------------- ---------------------------
5th Anniversary                                100%
------------------------------------- ---------------------------

As shares of Common Stock vest, that portion of the Loan that was used to purchase such shares shall become available for prepayment. Such portion shall at all times be equal to the percentage of the shares that are Vested Shares, and shall be referred to as the "Vested Percentage of the Loan."

         Section 2.7    Use of Proceeds of Loan.

         The entire proceeds of the Loan shall be disbursed to Broker. Broker shall use such proceeds solely for acquiring shares of Common Stock on the public market, and for no other purpose whatsoever.

         Section 2.8    Security.

         (a) In order to secure the due payment and performance by the Borrower of all of its obligations under this Loan Agreement, simultaneously with the execution and delivery of this Loan Agreement by the Borrower, the Borrower shall:

                  (i) pledge to the Lender as Collateral (as defined in the Pledge Agreement), and grant to the Lender a first priority lien on and security interest in, (x) the Common Stock purchased with the funds borrowed under this Loan Agreement or (y) Borrower's entire interest in the Brokerage Account, by the execution and delivery to the Lender of a Pledge Agreement in substantially the form of Exhibit B - causing the Broker to deliver to the Lender a certificate in the name of the Borrower evidencing the number of shares of Common Stock purchased with the Loan, together with an assignment, an Assignment Separate from Certificate and a Power of Attorney in the form of Exhibits C, D and/or E to the Loan Agreement duly executed and delivered to Borrower authorizing shares of Common Stock to be transferred to the Lender in accordance with this Agreement; and

                  (ii) execute and deliver, or cause to be executed and delivered, such other agreements, instruments and documents as the Lender may reasonably require in order to effect the purposes of the Pledge Agreement and this Loan Agreement.

         (b) The Lender shall release from encumbrance under the Pledge Agreement and transfer to the Borrower, as of the date on which any payment or prepayment of the Principal Amount is made, a number of Vested Shares of Common Stock held as Collateral. If the entire amount of principal is repaid, all Vested Shares of Common Stock then held as Collateral shall be released. In the event less than the entire amount of principal is repaid the percentage of Vested Shares of Common Stock so released from such pledge shall equal the percentage of such payment or prepayment of principal.

         Section 2.9    Termination of Employment.

         If Borrower incurs a Termination of Employment prior to the Maturity Date, the Loan shall become immediately due and payable in full. In such event,
(i) any shares of Common Stock that are not Vested Shares shall revert and be transferred to the Lender in full repayment of that percentage of the Loan that exceeds the Vested Percentage of the Loan, and (ii) Borrower shall, on or before the date of such Termination of Employment, make an election whether or not to repay the Vested Percentage of the Loan. If the Borrower fails to make such election in a timely fashion, or if he elects not to repay the Loan, then all Vested Shares shall also revert and be transferred to the Lender in full repayment of the Vested Percentage of the Loan.

         Section 2.10   Change of Control.

         Upon a Change of Control prior to the Maturity Date, all shares of Common Stock purchased with the proceeds of the Loan shall become immediately vested and the Loan shall become immediately due and payable in full. In such event, Borrower shall, on or before the date of such Termination of Employment, make an election in writing whether or not to repay the Loan and shall, in such election, notify the Lender whether such payment is to be made by delivery of shares of Common Stock or in cash, in each case as provided in Section 2.5. If the Borrower fails to make such election in a timely fashion, or if he elects not to repay the Loan, then all shares of Common Stock shall revert and be transferred to the Lender in full repayment of the amount of the Loan.

         Section 2.11   Status of Employment Relations.

         Nothing herein contained shall be deemed (i) to give the Borrower the right to be retained in the employ of the Lender; (ii) to affect the right of the Lender to discipline or discharge the Borrower at any time; (iii) to give the Lender the right to require the Borrower to remain in its employ; or (iv) to affect the Borrower's right to terminate his employment at any time.


                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         The Borrower hereby represents and warrants to the Lender as follows:

         Section 3.1 Due Execution, Enforceability. The execution, delivery and performance of this Loan Agreement do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Borrower.

         Section 3.2 Priority of Liens. The Pledged Shares (as defined in the Pledge Agreement) are and will continue to be owned by the Borrower free and clear of any liens or rights of any other person except the lien hereunder and under the Pledge Agreement in favor of the Lender, and the security interest of the Lender in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others.

         Section 3.3 Delivery of Documents. The Borrower shall, from time to time, upon request of the Lender, promptly deliver to the Lender such stock powers, proxies, and similar documents, satisfactory in form and substance to the Lender, with respect to the Collateral as the Lender may reasonably request.


                                   ARTICLE IV
                                EVENTS OF DEFAULT

         Section 4.1    Events of Default under Loan Agreement.

         Each of the following events shall constitute an "Event of Default" hereunder:

         (a) Failure to make payment of the Promissory Note on the Maturity
Date.

         (b) Failure by the Borrower to perform or observe any term, condition or covenant of this Loan Agreement or of any other Loan Documents, including, without limitation, the Promissory Note and the Pledge Agreement.

         (c) Any representation or warranty, made in writing to the Lender in any of the Loan Documents or any certificate, statement or report made or delivered in compliance with this Loan Agreement, shall have been false or misleading in any material respect when made or delivered.

         (d) Bankruptcy or insolvency of Borrower.

         Section 4.2.   Lender's Rights upon Event of Default.

         If an Event of Default under this Loan Agreement shall occur and be continuing, the Lender shall have no rights to the assets of the Borrower other than to the amount of Collateral then pledged as security for the Loan.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         Section 5.1    Payments.

         All payments hereunder and under the Promissory Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Loan Agreement and the Promissory Note, subject to any applicable tax withholding requirements. Upon payment in full of the Promissory Note, the Lender shall mark such Promissory Note "Paid" and return it to the Borrower.

         Section 5.2    Survival.

         All agreements, representations and warranties made herein shall survive the delivery of this Loan Agreement and the Promissory Note.

         Section 5.3    Modifications, Consents and Waivers; Entire Agreement.

         No modification, amendment or waiver of or with respect to any provision of this Loan Agreement, the Promissory Note, the Pledge Agreement, or any of the other Loan Documents, nor consent to any departure from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the party against whom enforcement thereof is sought. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on a party in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Loan Agreement embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 5.4    Remedies Cumulative.

         Each and every right granted to the Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender or the holder of the Promissory Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the obligations under the Loan Documents shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower.

         Section 5.5    Further Assurances; Compliance with Covenants.

         At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the terms of this Loan Agreement, the Promissory Note, the Pledge Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loan.

         Section 5.6    Notices.

         Except as otherwise specifically provided for herein, all notices, requests, reports and other communications pursuant to this Loan Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested) or telex or facsimile, addressed as follows:

         (a) If to the Borrower, to the address of the Borrower on the books of the Lender.

         (b) If to Lender:

                           Euronet Services Inc.
                           Horvat u. 14-24
                           1027 Budapest
                           Hungary

                           Attention:  Jeffrey B. Newman, Vice President

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by registered or certified mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

         Section 5.7    Counterparts.

         This Loan Agreement may be signed in any number of counterparts which, when taken together, shall constitute one and the same document.

         Section 5.8    Construction; Governing Law.

         The headings used in the table of contents and in this Loan Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of any gender or of singular or plural terms shall be deemed to include uses of the other genders or plural or singular terms, as the context may require. All references in this Loan Agreement to an Article or Section shall be to an Article or Section of this Loan Agreement, unless otherwise specified. This Loan Agreement, the Promissory Note, the Pledge Agreement and the other Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware

         Section 5.9    Severability.

         Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law; however, the provisions of this Loan Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Loan Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Loan Agreement is independent, and compliance by a party with any of them shall not excuse non-compliance by such party with any other.

         Section 5.10   Binding Effect; No Assignment or Delegation.

         This Loan Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and permitted assigns and the Lender and its successors and assigns. The rights and obligations of the Borrower under this Loan Agreement shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed as of the date first above written.

                                               Jeffrey B. Newman

                                               ---------------------------
Euronet Services Inc.


By:
   ------------------------------



                                    EXHIBIT A

                           NONRECOURSE PROMISSORY NOTE
                           ---------------------------

$47,500 (FORTY SEVEN THOUSAND AND FIVE HUNDRED US DOLLARS) PRINCIPAL AMOUNT June 23, 1999


         FOR VALUE RECEIVED, the undersigned, Jeffrey B. Newman ("Borrower"), hereby promises to pay to the order of Euronet Services Inc. ("Lender") FORTY SEVEN THOUSAND AND FIVE HUNDRED US DOLLARS ($47,500) payable in accordance with the Loan Agreement made and entered into between the Borrower and the Lender as of June 23, 1999 ("Loan Agreement") pursuant to which this Promissory Note is issued, in one installment of $47,500, payable on the Maturity Date, at which time the entire Principal Amount then outstanding shall become due and payable.

         Payment of principal on this Promissory Note is to be made at the principal office of the Lender at Horvat u. 14-24, 1027 Budapest, Hungary, or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America or in lawful money in the currency of the country in which Borrower resides which is equivalent to the amount payable in United States currency in immediately available funds, or by delivery of shares of Common Stock to the Lender as specified in Section 2.5 of the Loan Agreement.

         The following shall constitute a default hereunder:

                  (i) Failure to make payment on this Promissory Note on the Maturity Date.

                  (ii) Failure by the Borrower to perform or observe any term, condition or covenant of this Loan Agreement or of any of the other Loan Documents, including, without limitation, the Promissory Note and the Pledge Agreement.

                  (iii) Any representation or warranty, made in writing to the Lender in any of the Loan Documents or any certificate, statement or report made or delivered in compliance with this Loan Agreement, shall have been false or misleading in any material respect when made or delivered.

                  (iv)  Bankruptcy or insolvency of Borrower.

         This Promissory Note is subject to the terms of the Loan Agreement and all terms of such Loan Agreement are incorporated herein.

         This Promissory Note is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof. Except to the extent of the assets covered under the Pledge Agreement, the Borrower shall have no personal liability in the event of his or her failure to repay this Note.

                                            By:
                                                --------------------------------
                                                Jeffrey B. Newman




                                    EXHIBIT B

                                PLEDGE AGREEMENT
                                ----------------

         This PLEDGE AGREEMENT ("Pledge Agreement") is made as of the 23rd day of June, 1999, by and between Jeffrey B. Newman ("Pledgor"), and Euronet Services Inc., a corporation organized and existing under the laws of Delaware, having an office at Horvat u. 14-24, 1027 Budapest, Hungary ("Pledgee").


                              W I T N E S S E T H :
                              -------------------


         WHEREAS, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of a Loan Agreement of even date herewith ("Loan Agreement"), by and between the Pledgor and the Pledgee.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Loan Agreement, the parties hereto do hereby covenant and agree as follows:

         Section 1. Definitions. The following definitions shall apply for purposes of this Pledge Agreement, except to the extent that a different meaning is plainly indicated by the context; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan
Agreement:

         (a) Collateral shall mean the Pledged Shares and, to the extent permitted by applicable law, all rights with respect thereto, all proceeds of such Pledged Shares and rights.

         (b) Event of Default shall mean an event so defined in the Loan Agreement.

         (c) Liabilities shall mean all the obligations of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Loan Agreement and the Promissory Note.

         (d) Pledged Shares shall mean all the shares of Common Stock of Euronet Services Inc. purchased by the Pledgor with the proceeds of the Loan made by the Pledgee to the Pledgor pursuant to the Loan Agreement.

         Section 2. Pledge. To secure the payment of and performance of all the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in and lien upon, the Collateral.

         Section 3. Representations and Warranties. The Pledgor represents, warrants, and covenants to the Pledgee as follows:

         (a) the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral hereunder do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Pledgor;

         (b) the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any liens or rights of any other person except the lien hereunder and under the Loan Agreement in favor of the Pledgee, and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others;

         (c) this Pledge Agreement is the legal, valid, binding and enforceable obligation of the Pledgor in accordance with its terms; and

         (d) the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such stock powers, proxies, and similar documents, satisfactory in form and substance to the Pledgee, with respect to the Collateral as the Pledgee may reasonably request.

         Section 4.     Collateral.

         (a) The Pledged Shares shall be released from this Pledge Agreement in accordance with Section 2.8 of the Loan Agreement. The Pledgee may from time to time, after any Default or Event of Default, and with prior notice to the Pledgor, transfer all or any part of the Collateral then pledged as security for the Loan into the name of the Pledgee or its nominee, with or without disclosing that such Collateral then pledged as security for the Loan is subject to any rights of the Pledgor and may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) notify the parties obligated on any of the Collateral then pledged as security for the Loan to make payment to the Pledgee of any amounts due or to become due thereunder, (ii) release or exchange all or any part of the Collateral then pledged as security for the Loan, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (iii) take control of any proceeds of the Collateral then pledged as security for the Loan.

         Section 5.     Delivery.

         (a) The Pledgor shall deliver to the Pledgee upon execution of this Pledge Agreement an assignment by the Pledgor of all the Pledgor's rights to and interest in the Pledged Shares, in the form of Exhibit C to the Loan Agreement.

         (b) So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral or any part thereof for any purpose consistent with the terms of this Pledge Agreement, and (ii) subject to any applicable tax withholding, the Pledgor shall be entitled to receive any and all cash dividends or other distributions pertaining to the Collateral.

         Section 6.     Events of Default.

         (a) If an Event of Default shall be existing, in addition to the rights it may have under the Loan Agreement, the Promissory Note, and this Pledge Agreement, or by virtue of any other instrument, (i) the Pledgee may exercise, with respect to the Collateral then pledged as security for the Loan, from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of Delaware or otherwise available to it, and (ii) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral then pledged as security for the Loan. Written notification of intended disposition of any of the Collateral then pledged as security for the Loan shall be given by the Pledgee to the Pledgor at least three (3) Business Days before such disposition. Any proceeds of any disposition of the Collateral then pledged as security for the Loan may be applied by the Pledgee to the payment of expenses in connection with the Collateral then pledged as security for the Loan, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Pledgee toward the payment of such of the Liabilities as are in Default, and in such order of application, as the Pledgee may from time to time elect. No action of the Pledgee permitted hereunder shall impair or affect its rights in and to the Collateral then pledged as security for the Loan. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, without limitation, those contained in the documents referred to in the definition of Liabilities in
Section 1 hereof.

         (b) In any sale of any of the Collateral then pledged as security for the Loan after an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral then pledged as security for the Loan), or in order to obtain such required approval of the sale or of the purchase by any governmental authority or official, and the Pledgor further agrees that such compliance shall not result in such sale's being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral then pledged as security for the Loan is sold in compliance with any such limitation or restriction.

         Section 7. Payment in Full. Upon the payment in full of all outstanding Liabilities, this Pledge Agreement shall terminate and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to this Pledge Agreement.

         Section 8. No Waiver. No failure or delay on the part of the Pledgee in exercising any right or remedy hereunder or under any other document which confers or grants any rights in the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

         Section 9. Binding Effect; No Assignment or Delegation. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Pledgee. Each duty or obligation of the Pledgor to the Pledgee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

         Section 10. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of State of Delaware applicable to agreements to be performed wholly within the State of Delaware.

         Section 11. Notices. All notices, requests, reports and other communications pursuant to this Pledge Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested) or telex or facsimile, addressed as follows:

         (a) if to the Pledgee:

                        Jeffrey B. Newman
                        1315 Elsinore Ave.
                        McLean, VA, 22102
                        U.S.A.

         (b) If to the Pledgor:

                        Euronet Services Inc.
                        Horvat u. 14-24
                        1027 Budapest
                        Hungary

                        Attention:

or at such other address as either of the parties may designate by written notice to the other party. If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made, and, if delivered by registered or certified mail, thedate on which such notice, request, instruction or document is deposited in the mail shall be the date of delivery. Each notice, request, instruction or document shall bear the date on which it is delivered.

         Section 12. Interpretation. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

         IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.


                                        -----------------------------------
                                        Jeffrey B. Newman


                                        Euronet Services Inc.


                                        By:
                                           --------------------------------

                                        Title:
                                              -----------------------------



                                    EXHIBIT C

                                   ASSIGNMENT
                                   ----------

         In consideration of the loan made by Euronet Services Inc. ("Lender") to Jeffrey B. Newman ("Borrower") pursuant to the Loan Agreement of even date herewith between the Lender and the Borrower ("Loan Agreement") and pursuant to the Pledge Agreement between the Lender and the Borrower of even date herewith pertaining thereto, the undersigned Borrower hereby transfers, assigns and conveys to Lender all its right, title and interest in and to those certain shares of common stock of the Lender which it shall purchase with the proceeds of the loan made pursuant to the Loan Agreement, and agrees to transfer and endorse to Lender the certificates representing such shares as and when required pursuant to the Loan Agreement or Pledge Agreement.

                                                                    , 1999
                                        ----------------------------


                                        ----------------------------
                                        Jeffrey B. Newman





                                    EXHIBIT D

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

         For Value Received, I, Jeffrey B. Newman hereby sell, assign and transfer unto Euronet Services Inc.,___________ ( ) Shares of the Common Stock of Euronet Services Inc. (the Company), standing in my name on the books of the Company and represented by Certificate No. , and do hereby irrevocably constitute and appoint Jeffrey B. Newman attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:
       ----------------------------            ------------------------------
                                               Jeffrey B. Newman

Witnessed By:
              ----------------------------------

Dated:
       ----------------------------


                              SIGNATURE GUARANTEED




                                    EXHIBIT E

                            LIMITED POWER OF ATTORNEY
                            -------------------------

         I, Jeffrey B. Newman (1315 Elsinore Ave. McLean, Virginia, 22102, USA) hereby appoint Jeffrey B. Newman (1315 Elsinore Ave. McLean, Virginia, 22102,
USA) my attorney-in-fact to act in my name to transfer, convert, indorse, sell, assign and set over all shares of the capital stock of EURONET SERVICES INC. in my name purchased pursuant to the Loan Agreement, and to make, execute and delivery any and all written instruments of assignment and transfer necessary or proper to effectuate the authority hereby conferred.

         Executed on June 23, 1999.

                                           ----------------------------------
                                           Jeffrey B. Newman

         I agree to act as attorney-in-fact as specified above for the limited purpose of transferring the securities of EURONET SERVICES INC. pursuant to the Loan Agreement referenced above.

                                           ----------------------------------
                                           Jeffrey B. Newman